UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2006

AMERICAN MOLD GUARD, INC.

(Exact name of registrant as specified in its charter)

California	001-32862	74-3077656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30200 Rancho Viejo Road, Suite G, San Juan Capistrano, California 92675

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 240-5144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On July 25, 2006, American Mold Guard, Inc. issued a press release announcing its unaudited financial results for the three months and six months ended June 30, 2006 (“Q2 2006 Release”). A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included in the Q2 2006 Release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1	Press release of American Mold Guard, Inc. issued July 25, 2006 and entitled “American Mold Guard Reports Second Quarter 2006 Results”.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MOLD GUARD, INC.

	By:	/s/ Thomas Blakeley
Thomas Blakeley
Date: July 25, 2006		Chief Executive Officer